                                                                   Exhibit 99.37

                       GE CAPITAL MORTGAGE SERVICES, INC.

                             SERVICER'S CERTIFICATE

                                  JANUARY 1997

                  REMIC Multi-Class Pass-Through Certificates

                                 Series 1993-16

     Pursuant to the Pooling and Servicing Agreement dated as of December 1, 1993 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

     1.   Aggregate Scheduled Monthly Payments:

          (a) Principal ....................................    $    752,867.71
                                                                ---------------
          (b) Interest .....................................    $  3,535,168.89
                                                                ---------------
          (c) Total ........................................    $  4,288,036.60
                                                                ---------------

     2.   Aggregate Monthly Payments Received and Monthly
          Advances made this month:

          (a) Principal ....................................    $    752,867.71
                                                                ---------------
          (b) Interest .....................................    $  3,501,009.93
                                                                ---------------
          (c) Total ........................................    $  4,253,877.64
                                                                ---------------

     3.   Aggregate Principal Prepayments in part received
          and applied in prior month: ......................    $    397,704.43
                                                                ---------------

     4. Aggregate Principal Prepayments in full received in prior month:

          (a) Principal ....................................    $  2,036,156.56
                                                                ---------------
          (b) Interest .....................................    $      6,159.06
                                                                ---------------
          (c) Total ........................................    $  2,042,315.62

                                                                ---------------

     5. Aggregate Insurance Proceeds (including purchases of Mortgage Loans by primary mortgage insurers for prior month:

          (a) Principal ....................................    $          0.00
                                                                ---------------
          (b) Interest .....................................    $          0.00
                                                                ---------------
          (c) Total ........................................    $          0.00
                                                                ---------------

     6.   Aggregate Liquidation Proceeds for prior month:

          (a) Principal ....................................    $    782,419.32
                                                                ---------------
          (b) Interest .....................................    $        168.77
                                                                ---------------
          (c) Total ........................................    $    782,588.09
                                                                ---------------

     7.   Aggregate Purchase Prices for Defaulted and
          Modified Mortgage Loans:

          (a) Principal ....................................    $          0.00
                                                                ---------------
          (b) Interest .....................................    $          0.00
                                                                ---------------
          (c) Total ........................................    $          0.00
                                                                ---------------

     8. Aggregate Purchase Prices (and substitution adjustments) for Defective Mortgage Loans:

          (a) Principal ....................................    $          0.00
                                                                ---------------
          (b) Interest .....................................    $          0.00
                                                                ---------------
          (c) Total ........................................    $          0.00
                                                                ---------------

     9.   Pool Scheduled Principal Balance: ................    $650,462,942.98
                                                                ---------------

     10.  Available Funds: .................................    $  7,476,485.78
                                                                ---------------

     11.  Realized Losses for prior month: .................    $     63,441.72
                                                                ---------------

     12.  Aggregate Realized Losses and Debt Service:

          Reductions

          (a) Deficient Valuations: ........................    $          0.00
                                                                ---------------
          (b) Bankruptcy Losses: ...........................    $          0.00
                                                                ---------------
          (c) Special Hazard Losses: .......................    $          0.00
                                                                ---------------
          (d) Fraud Losses: ................................    $          0.00
                                                                ---------------
          (e) Excess Bankruptcy Losses: ....................    $          0.00
                                                                ---------------
          (f) Excess Special Hazard Losses: ................    $          0.00
                                                                ---------------
          (g) Excess Fraud Losses: .........................    $          0.00
                                                                ---------------
          (h) Debt Service Reductions: .....................    $          0.00
                                                                ---------------

     13.  Accrued Certificate Interest, Unpaid Class
          Interest Shortfalls and Pay-out Rate:

Class 16-A1 ..............  $          0.00   $          0.00        0.00000000%
                            ---------------   ---------------   ---------------
Class 16-A2 ..............  $    134,321.45   $          0.00        6.23294789%
                            ---------------   ---------------   ---------------
Class 16-A3 ..............  $    485,702.45   $          0.00        6.23294771%
                            ---------------   ---------------   ---------------
Class 16-A4 ..............  $    503,737.78   $          0.00        6.23294769%
                            ---------------   ---------------   ---------------
Class 16-A5 ..............  $    283,784.56   $          0.00        6.28281118%
                            ---------------   ---------------   ---------------
Class 16-A6 ..............  $    121,621.95   $          0.00        2.69263327%
                            ---------------   ---------------   ---------------
Class 16-A7 ..............  $     19,914.42   $          0.00        6.23294699%
                            ---------------   ---------------   ---------------
Class 16-A8 ..............  $      9,565.30   $          0.00        6.48226736%
                            ---------------   ---------------   ---------------
Class 16-A9 ..............  $    473,711.89   $          0.00        5.71425682%
                            ---------------   ---------------   ---------------
Class 16-A10 .............  $     24,180.57   $          0.00        5.72434090%
                            ---------------   ---------------   ---------------
Class 16-A11 .............  $    289,019.29   $          0.00        5.98362976%
                            ---------------   ---------------   ---------------
Class 16-A12 .............  $    337,189.18   $          0.00        6.98090156%
                            ---------------   ---------------   ---------------
Class 16-A13 .............  $     33,826.63   $          0.00        6.48226701%
                            ---------------   ---------------   ---------------
Class 16-A14 .............  $    162,731.87   $          0.00        6.48226536%
                            ---------------   ---------------   ---------------
Class 16-A15 .............  $     46,915.46   $          0.00        6.02252375%
                            ---------------   ---------------   ---------------

Class 16-A16 .............  $     30,772.05   $          0.00       10.41416123%
                            ---------------   ---------------   ---------------
Class 16-A18 .............  $    124,197.72   $          0.00        6.73158374%
                            ---------------   ---------------   ---------------
Class 16-A19 .............  $     22,999.43   $          0.00        4.84283488%
                            ---------------   ---------------   ---------------
Class 16-A20 .............  $     27,599.49   $          0.00        9.97271554%
                            ---------------   ---------------   ---------------
Class 16-A21 .............  $    136,577.98   $          0.00       10.64797141%
                            ---------------   ---------------   ---------------
Class 16-A22 .............  $     23,318.24   $          0.00        1.96944595%
                            ---------------   ---------------   ---------------
Class 16-M ...............  $     97,386.76   $          0.00        6.48226595%
                            ---------------   ---------------   ---------------
Class 16-B1 ..............  $      7,572.40   $     50,856.53        0.84010286%
                            ---------------   ---------------   ---------------
Class 16-B2 ..............  $          0.00   $     38,952.62        0.00000000%
                            ---------------   ---------------   ---------------
Class 16-B3 ..............  $          0.00   $     23,405.51        0.00000000%
                            ---------------   ---------------   ---------------
Class 16-B4 ..............  $          0.00   $      7,801.80        0.00000000%
                            ---------------   ---------------   ---------------
Class 16-B5 ..............  $          0.00   $     17,492.60        0.00000000%
                            ---------------   ---------------   ---------------
Class 16-S ...............  $    174,119.65   $          0.00        0.31927465%
                            ---------------   ---------------   ---------------
Class 16-R ...............  $          4.70   $          0.00        6.48566599%
                            ---------------   ---------------   ---------------
Class 16-RL ..............  $          4.70   $          0.00        6.48566599%
                            ---------------   ---------------   ---------------

     14.  Principal distributable:

Class 16-A1 ...   $          0.00             Class 16-A16 ..   $          0.00
                  ---------------                               ---------------
Class 16-A2 ...   $  1,917,275.96             Class 16-A17 ..   $          0.00
                  ---------------                               ---------------
Class 16-A3 ...   $          0.00             Class 16-A18 ..   $          0.00
                  ---------------                               ---------------
Class 16-A4 ...   $  1,557,688.90             Class 16-A19 ..   $          0.00
                  ---------------                               ---------------
Class 16-A5 ...   $    350,224.27             Class 16-A20 ..   $          0.00
                  ---------------                               ---------------
Class 16-A7 ...   $     27,417.61             Class 16-A21 ..   $          0.00
                  ---------------                               ---------------
Class 16-A8 ...   $     10,794.49             Class 16-A22 ..   $          0.00
                  ---------------                               ---------------
Class 16-A9 ...   $          0.00             Class 16-M ....   $     42,294.05
                  ---------------                               ---------------
Class 16-A10 ..   $          0.00             Class 16-B1 ...   $          0.00
                  ---------------                               ---------------
Class 16-A11 ..   $          0.00             Class 16-B2 ...   $          0.00

                  ---------------                               ---------------
Class 16-A12 ..   $          0.00             Class 16-B3 ...   $          0.00
                  ---------------                               ---------------
Class 16-A13 ..   $          0.00             Class 16-B4 ...   $          0.00
                  ---------------                               ---------------
Class 16-A14 ..   $          0.00             Class 16-B5 ...   $          0.00
                  ---------------                               ---------------
Class 16-A15 ..   $          0.00             Class 16-R ....   $          5.51
                  ---------------                               ---------------
                                              Class 16-RL ...   $          5.51
                                                                ---------------

     15.  Additional distributions to the Class 16-R
          Certificate pursuant to Section 4.01(b): .........    $          0.00
                                                                ---------------

     16.  Additional distributions to the Class 16-RL
          Certificate pursuant to Section 2.05(d): .........    $          3.56
                                                                ---------------

     17. Certificate Interest Rates of the following classes applicable

              Class 16-A5 ...............          6.300000%
                                            ---------------
              Class 16-A6 ...............          2.700000%
                                            ---------------
              Class 16-A15 ..............          6.039000%
                                            ---------------
              Class 16-A16 ..............         10.442654%
                                            ---------------
              Class 16-A18 ..............          6.750000%
                                            ---------------
              Class 16-A19 ..............          4.856083%
                                            ---------------
              Class 16-A20 ..............         10.000000%
                                            ---------------
              Class 16-A21 ..............         10.677103%
                                            ---------------
              Class 16-A22 ..............          1.974834%
                                            ---------------
              Class 16-S ................          0.321300%
                                            ---------------

B.   Other Amounts:

     1.   Senior Percentage for such Distribution Date: ....          93.112964%
                                                                ---------------

     2.   Senior Prepayment Percentage for such Distribution
          Date: ............................................         100.000000%
                                                                ---------------


     3.   Junior Percentage for such Distribution Date: ....           6.887036%
                                                                ---------------

     4.   Junior Prepayment Percentage for such Distribution
          Date: ............................................           0.000000%
                                                                ---------------

     5.   Subordinate Certificate Writedown Amount for such
          Distribution Date: ...............................    $          0.00
                                                                ---------------

     6.   Prepayment Distribution Triggers satisfied:

                                                     YES               NO
                                                     ---               --

                      Class 16-B1.......              X
                                               ---------------   ---------------
                      Class 16-B2.......              X
                                               ---------------   ---------------
                      Class 16-B3.......              X
                                               ---------------   ---------------
                      Class 16-B4.......              X
                                               ---------------   ---------------
                      Class 16-B5.......              X
                                               ---------------   ---------------

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                     GE CAPITAL MORTGAGE SERVICES, INC.

                                     By: /s/ Karen Pickett
                                        ---------------------------------------
                                        Karen Pickett
                                        Vice-President,
                                        Investor Operations